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                                                                 Exhibit 10.5(b)

                    SONESTA INTERNATIONAL HOTELS CORPORATION
                                (the "Borrower")


             Fourth Allonge to $2,000,000 Commercial Promissory Note
                      dated September 29, 2000 (the "Note")


                                                           Boston, Massachusetts
                                                           January 30, 2004

         1.    Amendment to Maturity.

         As used in the Note, the definition of "Maturity" is hereby amended to read "December 31, 2004."

         THIS ALLONGE IS MADE AND DELIVERED by the Borrower and shall be a part of the Note. The Note referred to above, as amended hereby, is hereby reaffirmed by the Borrower.

                                       SONESTA INTERNATIONAL
                                       HOTELS CORPORATION


                                       By: /S/
                                           -------------------------------------
                                            Boy A.J. van Riel
                                            Vice President & Treasurer

1309840.2

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